Exhibit 10.3

TERRA INCOME FUND 6, INC.
550 Fifth Avenue, 6th Floor New York, New York 10036
September 27, 2022

Eagle Point Credit Management LLC, as Agent
and each Lender signatory hereto 600 Steamboat Road, Suite 202
Greenwich, CT 06830 Ladies and Gentlemen:
Reference is made to (i) the Credit Agreement, dated as of April 9, 2021 (including all annexes, exhibits and schedules thereto, the “Existing Credit Agreement” and as amended hereby and as may be amended, restated, amended and restated, replaced, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among Terra Income Fund 6, Inc., a Maryland corporation (the “Initial Borrower”), certain funds and accounts managed by Eagle Point Credit Management LLC (“Eagle Point”), as lenders (in such capacity, collectively, the “Lenders”) and Eagle Point as the administrative agent and collateral agent for the Lenders (in such capacity, the “ Agent”), (ii) the Form S-4 Registration Statement of Terra Property Trust, Inc., as filed with the Securities and Exchange Commission on June 24, 2022 (as amended on July 13, 2022, the “TPT S-4”) and (iii) the Proxy Statement/Prospectus, as filed by the Initial Borrower with the Securities and Exchange Commission and mailed to stockholders of the Initial Borrower on dated July 25, 2022 (the “Proxy Statement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The Initial Borrower has entered into the Agreement and Plan of Merger, dated as of May 2, 2022 (the “Merger Agreement”), by and among Terra Property Trust, Inc., a Maryland corporation (“TPT”), the Initial Borrower, Terra Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of TPT (“ Ultimate Borrower”), Terra Income Advisors, LLC, a Delaware limited liability company, and Terra REIT Advisors, LLC, a Delaware limited liability company. Pursuant to the Merger Agreement, and subject to the satisfaction of the closing conditions set forth therein, the Initial Borrower will merge with and into the Ultimate Borrower (the “Merger”), with the Ultimate Borrower continuing as the surviving entity of the Merger. A copy of the Merger Agreement is attached to the TPT S-4, which describes in further detail the transactions contemplated by the Merger Agreement. The Proxy Statement notified the stockholders of the Initial Borrower that, among other things, the Initial Borrower’s board of directors, based on the recommendation of an independent special committee, has approved the Merger.

1.    Waiver and Consent.

The Initial Borrower hereby requests that the Agent and Lenders agree to (i) waive their rights pursuant to Section 2(d)(ii) of the Credit Agreement to receive an offer to repay the Loans and all other Obligations under the Credit Agreement in full as of the date of the Merger, and (ii) waive Section 6(m) (Transactions with Affiliates) of the Credit Agreement, solely to the extent the Merger and the related transactions would constitute a breach thereof and for no other purpose (such request by the Initial Borrower under clauses (i) and (ii), collectively, the “Requested Waiver”).

Subject to the satisfaction of the conditions set forth in Section 5 below, the Agent and the undersigned Lenders, constituting all of the Lenders under the Credit Agreement, hereby (A) agree to the Requested Waiver and (B) notwithstanding any other terms or provisions set forth in the Credit Agreement or any other Transaction Document, consent to the Merger and the assumption and assignment by the Ultimate Borrower of all obligations, covenants and agreements of the Initial Borrower under the Credit Agreement and the other Transaction Documents.
2.    Notice Regarding Status as a BDC and REIT.

In connection with the transactions contemplated by the Merger Agreement, the Initial Borrower intends to withdraw its election to be treated as a business development company under the Investment Company Act, as more fully described in the TPT S-4 (the “BDC Election Withdrawal”). The Initial Borrower hereby notifies the Agent in accordance with Section 5(i) (Compliance with Investment Company Act) of the Credit Agreement that the Initial Borrower will approve the BDC Election Withdrawal prior to the consummation of the Merger, and at such time the Initial Borrower will no longer be regulated as a BDC under the Investment Company Act. The Agent hereby acknowledges receipt of the forgoing notice and waives the twenty (20) day notice period for such notice as set forth in Section 5(i) (Compliance with Investment Company Act) of the Existing Credit Agreement.

In addition, the Initial Borrower hereby notifies the Agent in accordance with Section 5(q) (Maintenance of REIT Status) of the Credit Agreement that, upon consummation of the Merger, the Ultimate Borrower will notqualify for taxation as a REIT and, accordingly, a REIT Status Termination Date will have occurred. The Agent hereby acknowledges receipt of the forgoing notice and waives the twenty (20) day notice period for such notice as set forth in Section 5(q) (Maintenance of REIT Status) of the Credit Agreement. For the avoidance of doubt, prior the effectiveness of the Merger, the Initial Borrower will, and after the effectiveness of the Merger, the Ultimate Borrower will, at all times during the term of the Credit Agreement maintain a pass-through tax status.

3.    Amendment.

On the Effective Date, Initial Borrower, the Agent and the Lenders, constituting all of the Lenders under the Credit Agreement, hereby agree that the Existing Credit Agreement shall be amended to:

(a)    delete the defined term “Scheduled Maturity Date” in its entirety and insert the following in lieu thereof:

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“Scheduled Maturity Date” means July 1, 2023, or if such day is not a Business Day, the immediately preceding Business Day.

(b)    (i) delete the definition of “Make Whole Premium” in its entirety, and (ii) delete Section 2(c) (Optional Prepayments of Loans) of the Credit Agreement in its entirety and insert the following in lieu thereof:

(c)    Optional Prepayments of Loans. The Borrower may voluntarily prepay any Loan, in whole or in part, together with all accrued but unpaid interest thereon, by irrevocable written notice to the Agent not later than 2:00 p.m. (New York time) at least thirty (30) days (but not more than sixty (60) days) prior to the proposed date of prepayment. Any such prepayment of a Loan shall be in a principal amount of at least $500,000 and an integral multiple of $100,000 in excess of such amount (or, if less, the entire principal amount thereof then outstanding). Prepayments in whole pursuant to this Section 2(c) shall not, in and of themselves, constitute a termination of this Agreement by the Borrower.

(c)    insert the parenthetical phrase “(or similar governing body)” immediately following each instance of the phrase “board of directors” in the Credit Agreement.

4.    Borrower Assignment and Assumption.

The Initial Borrower and the Ultimate Borrower hereby acknowledge and agree that concurrently with the effectiveness of the Merger, (a) the Initial Borrower will be merged within and into the Ultimate Borrower and the separate corporate existence of the Initial Borrower will thereupon cease, (b) the Ultimate Borrower, by operation of law and pursuant to the terms of the Merger Agreement, will be the surviving entity of the Merger and will unconditionally and irrevocably assume, and be deemed to have assumed, the due and punctual performance and observance of each term, covenant and condition applicable to the Initial Borrower as set forth in the Credit Agreement, as amended hereby, and the other Transaction Documents, (c) the validity and enforceability of all Liens and security interests heretofore granted, pursuant to and in connection with the Transaction Documents to the Agent, on behalf and for the benefit of the Lenders, as collateral security for the Obligations under the Transaction Documents (including, without limitation, after giving effect to this letter agreement) are ratified and reaffirmed by the Ultimate Borrower in accordance with their respective terms from and after the effectiveness of the Merger, and
(d)    all Liens and security interests, and all Collateral heretofore pledged as security for such Obligations, shall continue to be and remain Collateral for such Obligations from and after the effectiveness of the Merger, and (e) each reference to the “Borrower” and a “Grantor”, as applicable, in the Credit Agreement and the other Transaction Documents will be deemed to refer to the Ultimate Borrower.

The Ultimate Borrower hereby confirms and agrees that from and after the effectiveness of the Merger, the Credit Agreement, as amended by this letter agreement, and the other Transaction Documents are and will continue to be in full force and effect in accordance with their respective terms, are ratified and confirmed by the Ultimate

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Borrower in all respects, and constitute the legal, valid and binding obligations of the Ultimate Borrower, duly executed and enforceable against the Ultimate Borrower in all respects, subject to Debtor Relief Laws and general equity principles.

5.    Conditions to Effectiveness.

The effectiveness of this letter agreement, including the amendments set forth in Section 3 above, is subject to reasonable satisfaction, or waiver by the Agent, of the following conditions on or before the closing of the Merger (such date, the “Effective Date”):
(a)    the Agent shall have received (i) duly executed counterparts of this letter agreement by each party hereto, (ii) a customary secretary’s certificate of the Ultimate Borrower in substantially the same form as the secretary’s certificate delivered by the Initial Borrower to the Agent on the Closing Date, which shall include, for the avoidance of doubt, resolutions authorizing the Ultimate Borrower to enter into this letter agreement and consummate the assignment and assumption set forth in Section 4 above, (iii) a UCC- 3 financing statement amendment with respect to change in the debtor from the Initial Borrower to the Ultimate Borrower, and (iv) an opinion of Alston & Bird LLP to the effect that the borrower assignment and assumption pursuant to Section 4 above has been duly authorized by the Ultimate Borrower and is enforceable in accordance with its terms;

(b)    the Initial Borrower shall have paid (or caused to be paid) to the Agent (i) an amendment fee equal to $62,500 and (ii) all actual, reasonable and documented (in summary form) costs and expenses of the Agent incurred in connection with this letter agreement pursuant to Section 9(e)(ii) of the Credit Agreement and invoiced prior to the Effective Date; and

(c)    each of the representations and warranties contained in Section 6 below shall be true and correct in all material respects on and as of the Effective Date.

6.    Representations and Warranties.

The Initial Borrower represents and warrants to the Agent and each Lender that, as of the date of this letter agreement:
(a)    the representations and warranties of the Initial Borrower contained in Section 4 of the Existing Credit Agreement and the other Transaction Documents are true and correct in all material respects on and as of such date (except (x) to the extent any representation or warranty relates to an earlier date in which case such representation or warranty is true and correct in all material respects as of such earlier date and (y) any representation or warranty which is subject to any materiality qualifier shall be true and correct in all respects);

(b)    the Initial Borrower has taken all necessary action to authorize the execution, delivery and performance of this letter agreement and each of the other Transaction Documents to which it is a party;

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(c)    this letter agreement is the legally valid and binding obligation of the Initial Borrower, enforceable against each of the Initial Borrower in accordance with its terms, subject to Debtor Relief Laws and to general equity principles, and

(d)    as of the Effective Date after giving effect to this letter agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated by this letter agreement.

7.    Reaffirmation of Obligations; Security Interests.

The Initial Borrower hereby (a) acknowledges and reaffirms its obligations owing to the Agent and each Lender under the Credit Agreement and each other Transaction Document to which it is a party, and (b) agrees that the Credit Agreement, the Security Agreement and each of the Transaction Documents to which it is a party is and shall remain in full force and effect and confirms that all Liens granted, conveyed or assigned to the Agent by the Initial Borrower pursuant to any Transaction Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations. The Initial Borrower hereby (i) further ratifies and reaffirms the validity and enforceability of all Liens and security interests heretofore granted, pursuant to and in connection with the Transaction Documents to the Agent, on behalf and for the benefit of the Lenders, as collateral security for the Obligations under the Transaction Documents (including, without limitation, after giving effect to this letter agreement) in accordance with their respective terms, and (ii) acknowledges that all Liens and security interests, and all Collateral heretofore pledged as security for such Obligations, continue to be and remain Collateral for such Obligations from and after the date hereof (including, without limitation, after giving effect to this letter agreement).

8.    Miscellaneous.

Except as expressly set forth herein, the execution, delivery and performance of this letter agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any of the other Transaction Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Transaction Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this letter agreement. To the extent that any of the terms and conditions in any of the Transaction Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement after giving effect to this letter agreement, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

This letter agreement shall constitute a “Transaction Document” for all purposes under the Credit Agreement and the other Transaction Documents. Sections 9(o) (Counterparts; Integration), 9(q) (Severability), 9(r) (Governing Law), 9(s) (Jurisdiction)

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and 9(t) (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated herein by reference mutatis mutandis.

[Remainder of Page Intentionally Blank]

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Please confirm your agreement to the foregoing by signing and returning this letter agreement to us.

Very truly yours,

TERRA INCOME FUND 6, INC., as the Initial Borrower

By:/s/ Gregory M. Pinkus     Name: Gregory M. Pinkus
Title: Chief Financial Officer

Acknowledged and agreed:

TERRA MERGER SUB, LLC, as the Ultimate Borrower

By:/s/ Gregory M. Pinkus     Name: Gregory M. Pinkus
Title: Chief Financial Officer

Acknowledged and agreed by the Agent and each of
the Lenders:
EAGLE POINT CREDIT MANAGEMENT,
as the Agent

By: /s/ Taylor Pine
Name: Taylor Pine
Title: Director

Terra/EP - Consent Letter and Amendment

EAGLE POINT DIF DELAWARE I LLC, as a
Lender

By: Eagle Point Credit Management LLC, its investment advisor

By:/s/ Taylor Pine
Name: Taylor Pine Title: Director

EP DIF CAYMAN I LP, as a Lender

By: Eagle Point Credit Management LLC, its investment advisor

By:/s/ Taylor Pine
Name: Taylor Pine Title: Director

WILTON REINSURANCE COMPANY, as a
Lender

By: Eagle Point Credit Management LLC, its investment advisor

By:/s/ Taylor Pine
Name: Taylor Pine Title: Director

Terra/EP - Consent Letter and Amendment

WILCAC LIFE INSURANCE COMPANY, as a
Lender

By: Eagle Point Credit Management LLC, its
investment advisor

By:/s/ Taylor Pine
Name: Taylor Pine Title: Director

BLUECROSS BLUESHIELD OF TENNESSEE
INC., as a Lender

By: Eagle Point Credit Management LLC, its
investment advisor

By:/s/ Taylor Pine
Name: Taylor Pine Title: Director

PCT PARTNERS LLC, as a Lender

By: Eagle Point Credit Management LLC, its
investment advisor

By:/s/ Taylor Pine
Name: Taylor Pine Title: Director

Terra/EP - Consent' Letter and Amendment